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                                                                EXHIBIT 10.36(f)

                                 FIFTH AMENDMENT
                    TO THE MASTER LOAN AND SECURITY AGREEMENT

                  Fifth Amendment, dated as of August 31, 2000 (this "AMENDMENT"), to the Master Loan and Security Agreement, dated as of October 29, 1999 (as previously amended, supplemented or otherwise modified, the "EXISTING LOAN AGREEMENT", and as amended hereby, the "LOAN AGREEMENT"), between AAMES CAPITAL CORPORATION (the "BORROWER"), and MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC., formerly MORGAN STANLEY MORTGAGE CAPITAL INC., (the "LENDER").

                                    RECITALS

                  The Borrower and the Lender are parties to the Existing Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

                  The Borrower and the Lender have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended as set forth herein.

                  Accordingly, the Borrower and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:


                  SECTION 1.  AMENDMENTS.

                           (a) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "APPLICABLE MARGIN" and substituting in lieu thereof the following new definition:

                           "`APPLICABLE MARGIN' shall mean the sum of the weighted average of the applicable rates per annum for each product type of Eligible Mortgage Loan for each day that Loans shall be secured by such Eligible Mortgage Loans, determined by multiplying (a) for each product type set forth in the table below, a fraction equal to the Collateral Value of all Eligible Mortgage Loans of such product type divided by the Collateral Value of all Eligible Mortgage Loans, TIMES (b) for each product type set forth in the following table below, the percentage set forth below opposite such product type:


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
                                              Product Type                                 Applicable Margin
                         -------------------------------------------------------- ------------------------------------
                         First Lien Loan that is a Performing  Loan and has been                 0.90%
                         included in the Borrowing Base for 120 days or less
                         -------------------------------------------------------- ------------------------------------
                         First Lien Loan that is a Performing  Loan and has been                 1.10%
                         included  in the  Borrowing  Base for  longer  than 120
                         days but less than 270 days
                         -------------------------------------------------------- ------------------------------------
                         Second  Lien  Loan  that is a  Performing  Loan and has                 0.90%
                         been  included  in the  Borrowing  Base for 120 days or
                         less
                         -------------------------------------------------------- ------------------------------------
                         Second  Lien  Loan  that is a  Performing  Loan and has                 1.10%
                         been  included  in the  Borrowing  Base for longer than
                         120 days but less than 270 days
                         -------------------------------------------------------- ------------------------------------
                         First  Lien Loan or Second  Lien Loan that is a Class A                 1.20%
                         Defaulted  Loan and has been  included in the Borrowing
                         Base for 120 days or less
                         -------------------------------------------------------- ------------------------------------
                         First  Lien Loan or Second  Lien Loan that is a Class B                 1.20%
                         Defaulted  Loan and has been  included in the Borrowing
                         Base for 120 days or less
                         -------------------------------------------------------- ------------------------------------
                         First  Lien Loan or Second  Lien Loan that is a Class C                 1.50%
                         Defaulted  Loan and has been  included in the Borrowing
                         Base for 364 days or less
                         -------------------------------------------------------- ------------------------------------

                           Notwithstanding the foregoing, at any time when the aggregate principal amount outstanding of all Loans made hereunder shall be greater than or equal to $150,000,000, the Applicable Margin shall be 1.10% with respect to (i) each First Lien Loan that is a Performing Loan and has been included in the Borrowing Base for 120 days or less and (ii) each Second Lien Loan that is a Performing Loan and has been included in the Borrowing Base for 120 days or less."

                           (b) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "MAXIMUM CREDIT" and substituting in lieu thereof the following new definition:


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                           "`MAXIMUM CREDIT' shall mean $300,000,000."

                           (c) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Termination Date" and substituting in lieu thereof the following new definition:

                           "`TERMINATION DATE' shall mean October 26, 2001 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law."


                  SECTION 2. REFINANCING. All outstanding Loans under the Promissory Note, dated October 29, 1999, in accordance with the Loan Agreement shall be deemed to mature on October 26, 2000. Such Loans shall be deemed automatically refinanced as of October 26, 2000 with Loans made pursuant to the Promissory Note dated October 26, 2000 in accordance with the Loan Agreement.


                  SECTION 3.  SECURITIZATION COMMITMENT.

                           (a) The Borrower hereby grants to the Lender the right of first refusal to: (i) act as the lead manager in connection with not less than two securitization transactions of the Borrower during the period from the Amendment Effective Date to the Termination Date (one of which shall be the next securitization transaction commenced by the Borrower after the Amendment Effective Date), and (ii) act as co-manager in connection with every other securitization transaction of the Borrower during the period from the Amendment Effective Date to the Termination Date.


                  SECTION 4. AMENDMENT FEE. The Borrower shall pay to the Lender on or prior to the Amendment Effective Date (as defined below) an amendment fee in the amount of $1,200,000 (the "AMENDMENT FEE"); such payment to be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the account set forth in Section 3.01(a) of the Loan Agreement.


                  SECTION 5. CONDITIONS PRECEDENT. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which the following conditions precedent shall have been satisfied:

                  5.1 DELIVERED DOCUMENTS. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

                           (a) AMENDMENT. This Amendment, executed and delivered by a duly authorized officer of the Borrower and the Lender;

                           (b) NOTE ENDORSEMENT. A Note Endorsement, executed by the Borrower, in form and substance satisfactory to the Lender;


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                           (c) PROMISSORY NOTE. A Promissory Note, dated
         October 26, 2000, executed by the Borrower, in form and substance satisfactory to the Lender;

                           (d) LEGAL OPINION. A legal opinion of counsel of the Borrower, in form and substance satisfactory to the Lender; and

                           (e) OTHER DOCUMENTS. Such other documents as the Lender or counsel to the Lender may reasonably request.

                  5.2 NO DEFAULT. On the Amendment Effective Date, (i) the Borrower shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrower pursuant to
Section 5 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default shall have occurred and be continuing on such date.

                  5.3 AMENDMENT FEE. The Lender shall have received the Amendment Fee.


                  SECTION 6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.


                  SECTION 7. LIMITED EFFECT. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; PROVIDED, HOWEVER, that reference therein and herein to the "Loan Documents" shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) this Amendment, (iii) the Note and (iv) the Custodial Agreement. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.


                  SECTION 8. COUNTERPARTS. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.


                  SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered as of the day and year first above written.


                               BORROWER

                               AAMES CAPITAL CORPORATION



                               By  /s/ John Kohler
                                   -----------------------------------
                                   Name: John Kohler
                                   Title:  Executive Vice President


                               LENDER

                               MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC. (FORMERLY MORGAN STANLEY MORTGAGE CAPITAL INC.)



                               By
                                   -----------------------------------
                                   Name:
                                   Title:


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